POWER OF ATTORNEY

The undersigned officers and trustees of FRANKLIN MUTUAL SERIES FUND, a Delaware statutory trust (the "Registrant"), hereby appoint BRUCE G. LETO, LARRY P. STADULIS, KRISTIN H. IVES, KAREN L. SKIDMORE, CRAIG S. TYLE, DAVID P. GOSS, STEVEN J. GRAY and BRADLEY TAKAHASHI (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

      The undersigned officers and trustees hereby execute this Power of Attorney as of the 1st day of December, 2008.


/s/ Peter A. Langerman                          /s/ Edward I. Altman
Peter A. Langerman,                             Edward I. Altman, Ph.D.,
Trustee and Chief Executive Officer-            Trustee
Investment Management


/s/ Ann Torre Bates                             /s/ Burton J. Greenwald
Ann Torre Bates,                                Burton J. Greenwald,
Trustee                                         Trustee


/s/ Gregory E. Johnson                          /s/ Bruce A. MacPherson
Gregory E. Johnson,                             Bruce A. MacPherson,
Trustee                                         Trustee


/s/ Charles Rubens, II                          /s/ Robert E. Wade
Charles Rubens II,                              Robert E. Wade,
Trustee                                         Trustee


/s/ Laura F. Fergerson
Laura F. Fergerson,
Chief Financial Officer and
Chief Accounting Officer









                                POWER OF ATTORNEY

The undersigned officer of FRANKLIN MUTUAL SERIES FUND, a Delaware statutory trust (the "Registrant"), hereby appoint BRUCE G. LETO, LARRY P. STADULIS, KRISTIN H. IVES, KAREN L. SKIDMORE, CRAIG S. TYLE, DAVID P. GOSS, STEVEN J. GRAY and BRADLEY TAKAHASHI (with full power to each of them to act alone) her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      The undersigned officer hereby executes this Power of Attorney as of the 1st day of December, 2008.


/s/ Jennifer J. Bolt
Jennifer J. Bolt,
Chief Executive Officer-Finance and Administration









                                POWER OF ATTORNEY

           The undersigned trustee of FRANKLIN MUTUAL SERIES FUNDS (the "Registrant") hereby appoint Craig S. Tyle, David P. Goss, Steven J. Gray, Karen
L. Skidmore, Bradley Takahashi, Bruce G. Leto, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           The undersigned trustee hereby executes this Power of Attorney as of the 2nd day of February, 2009.


                                                /s/ Keith E. Mitchell
                                                Keith E. Mitchell, Trustee











                                POWER OF ATTORNEY

           The undersigned trustee of FRANKLIN MUTUAL SERIES FUNDS (the "Registrant") hereby appoint Craig S. Tyle, David P. Goss, Steven J. Gray, Karen
L. Skidmore, Bradley Takahashi, Bruce G. Leto, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           The undersigned trustee hereby executes this Power of Attorney as of the 2nd day of February, 2009.


                                                /s/ Larry D. Thompson
                                                Larry D. Thompson, Trustee









                                POWER OF ATTORNEY

           The undersigned trustee of FRANKLIN MUTUAL SERIES FUNDS (the "Registrant") hereby appoint Craig S. Tyle, David P. Goss, Steven J. Gray, Karen
L. Skidmore, Bradley Takahashi, Bruce G. Leto, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

           The undersigned trustee hereby executes this Power of Attorney as of the 2nd day of February, 2009.


                                                /s/ Jan Hopkins Trachtman
                                                Jan Hopkins Trachtman, Trustee